Exhibit 99

( BW)(NH-ENVIRONMENTAL-POWER)(POWR) Environmental Power Announces
Results for 2002; Waste-Coal Facility Fuels Manure-to-Energy Systems

    Business Editors/Environment Writers

    PORTSMOUTH, N.H.--(BUSINESS WIRE)--March 31, 2003--Environmental Power Corporation (OTCBB: POWR), an industry leader in the innovative development of alternative and renewable clean energy systems, reported increased revenue from its 22-year lease on the Scrubgrass waste-coal facility. Power generation revenues from Scrubgrass increased to $54,983,934 for 2002 as compared to $53,518,000 in 2001.
The increase in power generation revenues was primarily due to greater output from the Scrubgrass facility and a 5% increase in certain rates billed to Pennsylvania Electric Company under the terms of the power sales agreement. Scrubgrass operated at 91.3% of its capacity in 2002 as compared to 91.2% for 2001. The improvement in the capacity rate occurred because of changes in operations which improved plant output and fewer unplanned shutdowns from equipment malfunctions or utility curtailments.
    Net income decreased to $1,138,383 for 2002 from $1,679,331 in 2001. The decrease in net income was primarily due to increases in operating, lease, general administrative and depreciation and amortization expenses. The effect of these changes was partially offset by an increase in power generation revenues, other income and a decrease in income tax expense.
    Basic earnings per common share decreased to $0.5 per common share in 2002 from $0.12 per common share in 2001. The decrease resulted from a decline in net income and an increase in the weighted average common shares outstanding. Diluted earnings per common share decreased to $0.5 per common share in 2002 from $0.11 per common share in 2001. The decrease was chiefly due to a drop in net income and an increase in the weighted average common shares outstanding. The weighted average common shares outstanding increased in 2002 due to the issuance of additional shares for the acquisition of Microgy during the second half of 2001 and the 2,080,000 shares (including 1,040,000 treasury shares) sold in a 2002 private placement offering.
    Joseph E. Cresci, Chairman and CEO, said, "We have enjoyed record numbers and cash flow in 2002 from Scrubgrass which have resulted from improved operations and low interest rates. This has enabled us to invest in the strategic implementation of our planned manure-to-energy systems which will use our highly efficient and proven anaerobic digestion technology.
    "We hold an exclusive North American license for a proven European biogas technology that will help clean up the significant environmental problem of ground and surface water pollution caused by excess animal waste on agricultural sites. Concentrated Animal Feeding Operations (CAFOs) are now faced with federal regulations that mandate them to find a solution. We believe we provide a unique solution by offering the distinct advantage of both environmental compliance and prospects for profitable revenue streams from much-needed renewable energy production. "

    ABOUT ENVIRONMENTAL POWER CORPORATION

    Environmental Power Corporation (OTCBB: POWR) is an entrepreneurial energy company established in 1982 with annual revenues in excess of $50 million. The company focuses on environmentally sound power generation and anaerobic digestion systems.
    Environmental Power is targeting its proposed anaerobic digestions systems to animal feeding operations in the U.S. with an estimated initial target market of approximately $6.7 billion and an estimated initial and expanded target market potential which exceed $14 billion. For more information visit the company's web site at www.environmentalpower.com.

    CAUTIONARY STATEMENT

    The Private Securities Litigation Reform Act of 1995 (the "Act") provides a "safe harbor" for forward-looking statements. Certain statements contained in this press release such as statements concerning planned manure-to-energy systems which will use our highly efficient and proven anaerobic digestion technology, that our licensed technology will help clean up the significant environmental problems, our beliefs as to providing a unique solution by offering the distinct advantage of both environmental compliance and prospects for profitable revenue stream and estimated target markets and other statements contained herein regarding matters that are not historical facts are forward looking statements as such term is defined in the Act. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, uncertainties involving development stage companies, financing and cash flow requirements and uncertainties, difficulties involved in developing and executing on a business plan, technological uncertainties, risks relating to managing and integrating acquired businesses, volatile and unpredictable developments (including plant outages and repair requirements), the difficulty of estimating construction, development, repair and maintenance costs and timeframes, the uncertainties involved in estimating insurance and implied warranty recoveries, if any, the inability to predict the course or outcome of any negotiations with parties involved with POWR's or Microgy's projects, uncertainties relating to general economic and industry conditions, the amount and rate of growth in expenses, uncertainties relating to government and regulatory policies, the legal environment, intellectual property issues, the competitive environment in which POWR and Microgy operate and other factors, including those described in the Company's filings with the Securities and Exchange Commission, including the section ``Management's Discussion and Analysis of Financial Condition and Results of Operations -- Certain Factors That May Impact Future Results'' of POWR's Quarterly Report on Form 10-K for the period ended December 31, 2002. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. POWR undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                 For more information, please contact:
                   jmacartney@environmentalpower.com
                      www.environmentalpower.com

ENVIRONMENTAL POWER CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                       Year Ended December 31
                                     2002         2001         2000
                                ------------ ------------ ------------

POWER GENERATION REVENUES       $54,983,934  $53,518,000  $54,303,222

COSTS AND EXPENSES:
     Operating expenses          24,139,819   23,681,081   22,291,069
     Lease expenses              25,291,293   24,705,813   26,415,897
     General and administrative
      expenses                    5,655,207    3,973,025    3,602,960
     Depreciation and
      amortization                  544,796      441,410      415,230
                                ------------ ------------ ------------
                                 55,631,115   52,801,329   52,725,156
                                ------------ ------------ ------------

OPERATING (LOSS) INCOME            (647,181)     716,671    1,578,066
                                ------------ ------------ ------------

OTHER INCOME (EXPENSE):
     Interest income                 47,753       78,203      736,867
     Interest expense              (141,526)    (185,547)    (320,641)
     Amortization of deferred
      gain                          308,411      308,410      308,411
     Sales of NOx emission
      credits                     2,428,200          ---    1,156,338
     Settlement of the Sunnyside
      Project litigation                       2,135,048          ---
                                ------------ ------------ ------------
                                  2,642,838    2,336,114    1,880,975
                                ------------ ------------ ------------

INCOME BEFORE INCOME TAXES        1,995,657    3,052,785    3,459,041

INCOME TAX EXPENSE                 (857,274)  (1,373,454)  (1,632,233)
                                ------------ ------------ ------------

NET INCOME                        1,138,383    1,679,331    1,826,808
OTHER COMPREHENSIVE LOSS:
    Minimum pension liability
     adjustment, net of
         income tax benefit of
          $165,592 in 2002 and
          $39,606 in 2001          (252,465)     (60,385)         ---
                                 ----------- ------------ ------------

COMPREHENSIVE INCOME                885,918    1,618,946    1,826,808
                                ------------ ------------ ------------
DIVIDENDS DECLARED:
     Common shares              $         0  $         0  $   684,408
     Preferred shares           $     5,000  $     5,000  $     5,000
     Dividends declared per
      common share              $      0.00  $      0.00  $      0.06

WEIGHTED AVERAGE COMMON SHARES
 OUTSTANDING:
     Basic                       20,720,614   14,144,222   11,406,783
     Diluted                     20,810,823   14,745,695   11,408,809

BASIC EARNINGS PER COMMON SHARE $      0.05  $      0.12  $      0.16


DILUTED EARNINGS PER COMMON
 SHARE                          $      0.05  $      0.11  $      0.16





ENVIRONMENTAL POWER CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

                                            December 31  December 31
                                                2002         2001
                                            -----------  -----------
ASSETS

CURRENT ASSETS:
    Cash  and  cash equivalents            $   734,743  $   468,271
    Restricted cash                          1,144,701    1,014,580
    Receivable from utility                  7,973,723    7,905,864
    Other current assets                       926,577      607,590
                                            -----------  -----------
            TOTAL CURRENT ASSETS            10,779,744    9,996,305

PROPERTY, PLANT  AND  EQUIPMENT, NET           552,607      652,830

LEASE RIGHTS, NET                            2,012,499    2,161,503

ACCRUED POWER GENERATION REVENUES           70,192,993   63,648,995

GOODWILL                                     4,912,866    4,912,866

UNRECOGNIZED PRIOR PENSION SERVICE COST        641,885      687,734

LICENSED TECHNOLOGY RIGHTS, NET              3,442,677    3,628,177

OTHER ASSETS                                   422,628      565,570
                                            -----------  -----------

           TOTAL ASSETS                    $92,957,899  $86,253,980
                                            ===========  ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable and accrued expenses $ 9,650,092 $10,070,205 Secured promissory note payable to
     related party                             750,000      750,000
    Other current liabilities                  965,014    1,363,108
                                            -----------  -----------
          TOTAL CURRENT LIABILITIES         11,365,106   12,183,313

DEFERRED GAIN, NET                           4,163,544    4,471,955

SECURED PROMISSORY NOTES PAYABLE
    AND OTHER BORROWINGS                       972,565    1,420,467
DEFERRED INCOME TAX LIABILITY                   78,071      146,396
ACCRUED  LEASE  EXPENSES                    70,192,993   63,648,995
                                            -----------  -----------
         TOTAL LIABILITIES                  86,772,279   81,871,126
                                            -----------  -----------

SHAREHOLDERS' EQUITY:
    Preferred Stock ($.01 par value;
     2,000,000 shares authorized
        no shares issued)                            0            0
    Preferred Stock (no par value, 10
     shares authorized; 10 shares
         issued as of December 31, 2002 and
          December 31, 2001, respectively)         100          100
    Common Stock ($.01 par value;
     50,000,000 shares authorized;
         22,410,293 and 21,370,293 issued;
          and 21,852,059 and 20,251,653
         outstanding as of December 31,
          2002 and December 31, 2001,
          respectively)                        224,103      213,702
    Additional paid-in capital               7,669,351    6,850,046
    Accumulated deficit                       (385,007)  (1,518,390)
    Accumulated other comprehensive loss      (312,850)     (60,385)
                                            -----------  -----------
                                             7,195,697    5,485,073

    Treasury stock (558,234 and 1,118,640
     common shares, at cost, as of
         December 31, 2002 and December 31,
          2001, respectively)                 (364,129)    (456,271)
     Notes receivable from officers and
      board members                           (645,948)    (645,948)
                                            -----------  -----------
          TOTAL SHAREHOLDERS' EQUITY         6,185,620    4,382,854
                                            -----------  -----------

          TOTAL LIABILITIES AND
           SHAREHOLDERS' EQUITY            $92,957,899  $86,253,980
                                            ===========  ===========





ENVIRONMENTAL POWER CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

                                        Year Ended December 31
                                     2002         2001         2000
                                ------------ ------------  -----------
CASH FLOWS FROM OPERATING
 ACTIVITIES:
    Net income                  $ 1,138,383  $ 1,679,331  $ 1,826,808
    Adjustments to reconcile net
     income to net cash
      provided by operating
       activities:
          Depreciation and
           amortization             544,794      441,410      415,230
          Deferred income taxes
           (decrease) increase      (68,325)     104,425      121,112
          Amortization of
           deferred gain           (308,411)    (308,410)    (308,411)
          Release of Sunnyside
           Project liabilities          ---     (635,048)         ---
          Non-cash compensation
           expense                      ---          ---          ---
          Non-cash and stock
           based compensation        49,707      113,600          ---
          Accrued power
           generation revenues   (6,543,998)  (7,460,852)  (7,036,012)
          Accrued lease expenses  6,543,998    7,460,852    7,036,012
          Changes in operating
           assets and
           liabilities:
               (Increase)
                decrease in
                receivable from
                utility             (67,859)    (569,456)  (3,632,486)
               Decrease
                (increase) in
                unrecognized
                prior pension
                  service cost       45,849     (106,637)    (581,097)
               (Increase)
                decrease in
                other current
                assets             (318,987)     164,510     (115,128)
               Decrease
                (Increase)  in
                other assets         83,408      (20,730)      37,599
               (Decrease)
                increase in
                accounts payable
                and
                   accrued
                    expenses       (672,578)   1,917,062    2,781,245
               Increase in long-
                term liabilities        ---          ---       11,400
               Decrease in long-
                term debt to
                supplier            (97,893)     (92,553)     (86,502)
                                ------------ ------------ ------------
                     Net cash
                      provided
                      by
                      operating
                      activities    328,088    2,687,504      469,770
                                ------------ ------------ ------------

CASH FLOWS FROM INVESTING
 ACTIVITIES:
    Decrease (increase) in
     restricted cash               (130,121)    (427,104)    (287,986)
    Cash paid for the
     acquisition of Microgy, net
     of cash acquired                   ---     (412,120)         ---
    Property, plant and
     equipment expenditures         (50,533)    (232,691)      (3,023)
                                ------------ ------------ ------------
                   Net cash used
                    in investing
                    activities     (180,654)  (1,071,915)    (291,009)
                                ------------ ------------ ------------


CASH FLOWS FROM FINANCING
 ACTIVITIES:
    Dividend payments                (5,000)    (176,102)    (689,408)
    Private placement of common
     stock                          779,999          ---          ---
    (Repayments) net borrowings
     under working capital loan    (599,793)  (1,626,056)     748,342
    Borrowings under secured
     promissory note payable to
         related party                  ---      750,000          ---
    Sale of treasury stock           92,142          ---          ---
    (Borrowings under) proceeds
     from officer notes
     receivable                         ---     (200,000)     363,783
    Repayment of secured
     promissory notes payable
     and
         other borrowings          (148,310)    (202,826)    (600,000)
                                ------------ ------------ ------------
                  Net cash
                   provided by
                   (used in)
                   financing
                   activities       119,038   (1,454,984)    (177,283)
                                ------------ ------------ ------------

INCREASE IN CASH AND CASH
 EQUIVALENTS                        266,472      160,605        1,478

CASH AND CASH EQUIVALENTS,
 BEGINNING OF PERIOD                468,271      307,666      306,188
                                ------------ ------------ ------------

CASH AND CASH EQUIVALENTS, END
 OF PERIOD                      $   734,743  $   468,271      307,666
                                ============ ============ ============






                                   Year Ended December 31
                       ----------------------------------------------
                          2002    (1)2001     2000     1999     1998
                       -------- ---------- -------- -------- --------

Results of Operations
 Data:

Power generation
 revenues              $54,984  $  53,518  $54,303  $48,268  $45,721
                       -------- ---------- -------- -------- --------

Costs and expenses:
     Operating expenses 24,140     23,681   22,291   21,931   19,215
     Lease expenses     25,291     24,706   26,416   23,111   22,971
     General and
      administrative
      expenses           5,655      3,973    3,603    2,455    2,197
     Depreciation and
      amortization         545        441      415      363      285
                       -------- ---------- -------- -------- --------
                        55,631     52,801   52,725   47,860   44,668
                       -------- ---------- -------- -------- --------

Operating (loss) income   (647)       717    1,578      408    1,053

Other income (expense):
     Other income        -----      2,135    -----    -----        8
     Interest income        48         78      737      111      156
     Interest expense     (142)      (185)    (320)    (375)    (461)
     Sale of NOx
      emission credits   2,428      -----    1,156      607    -----
     Amortization of
      deferred gain        308        308      308      308      308
     Write-off of
      receivables in
      litigation         -----      -----    -----    -----   (3,508)
                       -------- ---------- -------- -------- --------
                         2,643      2,336    1,881      651   (3,497)
                       -------- ---------- -------- -------- --------

Income (loss) before
 income taxes            1,996      3,053    3,459    1,059   (2,444)

Income tax (expense)
 benefit                  (857)    (1,374)  (1,632)    (470)     795
                       -------- ---------- -------- -------- --------

Income (loss) before cumulative
 effect of a
    change in
     accounting
     principle           1,138      1,679    1,827      589   (1,649)

Cumulative effect of a change
 in accounting
     principle (3)       -----      -----    -----    1,189    -----
                       -------- ---------- -------- -------- --------

Net income (loss)      $ 1,138  $   1,679  $ 1,827  $ 1,778  $(1,649)
                       ======== ========== ======== ======== ========

Basic earnings (loss)
 per common share      $  0.05  $    0.12  $  0.16  $  0.16  $ (0.14)
Diluted earnings (loss)
 per common share         0.05       0.11     0.16     0.16    (0.14)
Dividends declared       -----      -----     0.06     0.06     0.09
Weighted average number of
 common shares
   outstanding on a
    diluted basis       20,811     14,746   11,409   11,407   11,407

Balance Sheet Data:

Total assets           $92,958  $  85,566  $69,284  $58,782  $55,163
Working capital           (585)    (1,499)  (1,176)  (2,662)  (1,190)
Deferred gain (2)        4,164      4,472    4,780    5,089    5,397
Long-term obligations   75,407     65,216   58,304   51,546   46,511
Shareholders'  equity
 (deficit)               6,186      4,383   (3,970)  (5,471)  (6,559)

(1) The Results of Operations Data for 2001 includes Microgy from
    July 23, 2001 to December 31, 2001.
(2) See Note B of the Consolidated Financial Statements.
(3) Effective January 1, 2000, we changed the method of accounting for major equipment overhauls to a method that is consistent with the viewpoints expressed by the Securities and Exchange Commission.

    CONTACT: Environmental Power Corporation
             Investor Contact:
             R. Jeffrey Macartney, 603/431-1780
             jmacartney@environmentalpower.com
             or
             Media Contact:
             Brecca Loh, 603/431-1780
             brecca@environmentalpower.com
             www.environmentalpower.com